                          REDACTED FOR CONFIDENTIALITY
                                                                   EXHIBIT 10.4



                               DATED 4 JULY, 1997





                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                     - and -


                           HEWLETT-PACKARD EUROPE B.V.


                                     - and -


                             EDB INVESTMENTS PTE LTD





                    ----------------------------------------


                                OPTION AGREEMENT
                                   RELATING TO
                            SHARES IN THE CAPITAL OF
                       CHARTERED SILICON PARTNERS PTE LTD


                    ----------------------------------------

                                 C O N T E N T S



CLAUSE      HEADING                                                                     PAGE
------      -------                                                                     ----
1.          DEFINITIONS AND INTERPRETATION                                                1

2.          CALL OPTIONS                                                                  3

3.          PRICE                                                                         6

4.          OPTION COMPLETION                                                             6

5.          WARRANTIES                                                                    7

6.          PREVALENCE OF AGREEMENT                                                       8

7.          REMEDIES                                                                      8

8.          COSTS                                                                         9

9.          SUCCESSORS AND ASSIGNS                                                        9

10.         NOTICES                                                                       9

11.         GOVERNING LAW                                                                11

            APPENDIX A          -     CALL OPTION NOTICE                                 13

            APPENDIX B          -     PARTY A NOTICE                                     14



                       The Company - CSM - HP Confidential

        T H I S   A G R E E M E N T  is made on 4 July, 1997 B E T W E E N:-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406;

(2) HEWLETT-PACKARD EUROPE B.V. ("HP"), a company incorporated in The Netherlands with its principal place of business at Startbaan 16, 1187 XR Amstelveen, The Netherlands; and

(3) EDB INVESTMENTS PTE LTD ("EDBI"), a company incorporated in Singapore with its registered office at 250, North Bridge Road, #27-04 Raffles City Tower, Singapore 179101.

        W H E R E A S:-

(A) Pursuant to a Joint Venture Agreement dated 13 March, 1997 (the "Joint Venture Agreement") made between the parties, the parties agreed to establish Chartered Silicon Partners Pte Ltd (the "Company") as a joint venture company to own and operate a wafer fabrication facility in Singapore.

(B) EDBI has agreed to grant to each of CSM and HP a call option, over ordinary shares held or to be held by EDBI in the capital of the Company upon the terms and conditions set out in this Agreement.

(C) It is a condition of Completion (as defined in the Joint Venture Agreement) that this Agreement be entered into between the parties.

        I T   I S   A G R E E D  as follows:-

1.      DEFINITIONS AND INTERPRETATION

        In this Agreement and the Appendices, unless there is something in the subject or context inconsistent therewith:-

        (i)     the following expressions bear the following meanings, namely:-



                       The Company - CSM - HP Confidential
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                "Call Option Notice" means a notice from an Option Holder to
                EDBI substantially in the form set out in Appendix A;

                "Call Option Period" means the period commencing from the Completion Date and ending on the date falling five years from such date (both dates inclusive);

                "CSM Call Option" has the meaning ascribed thereto in Clause
                2(A);

                "CSM Option Shares" means such number of ordinary shares in the capital of the Company for the time being held by EDBI as shall be equal to nine per cent. of the total issued ordinary shares for the time being in the capital of the Company;

                "HP Call Option" has the meaning ascribed thereto in Clause
                2(B);

                "HP Option Shares" means such number of ordinary shares in the capital of the Company for the time being held by EDBI as shall be equal to ten per cent. of the total issued ordinary shares for the time being in the capital of the Company;

                "Option" means any of the following:-

                (i)     the CSM Call Option;

                (ii)    the HP Call Option; and

                (iii)   the Party A Option.

                "Option Holder" means CSM or HP;

                "Option Notice" means either of the following:-

                (i)     the Call Option Notice; and

                (ii)    the Party A Notice.

                "Option Shares" means the CSM Option Shares and the HP Option Shares;



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                       The Company - CSM - HP Confidential
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                "Party A Notice" means a notice from an Option Holder to the other Option Holder and EDBI substantially in the form set out in Appendix B;

                "Party A Option" has the meaning ascribed thereto in Clause 2(C)(v); and

                "Singapore Dollars" means the lawful currency of Singapore;

                (ii) all terms and references which are defined in the Joint Venture Agreement but are not defined in this Agreement shall have the same meaning ascribed thereto in the Joint Venture Agreement; and

                (iii) references to "Clauses" and the "Appendices" are to clauses of, and the appendices to, this Agreement. The headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

2.      CALL OPTIONS

(A)     CSM Call Option

        In consideration of CSM acting under or in connection with the Joint Venture Agreement, EDBI hereby grants to CSM a call option (the "CSM Call Option"), being the right of CSM to require EDBI to sell to CSM free from all liens, charges and other encumbrances and with all rights and advantages attaching thereto, the CSM Option Shares at any time during the Call Option Period.

(B)     HP Call Option

        In consideration of HP acting under or in connection with the Joint Venture Agreement, EDBI hereby grants to HP a call option (the "HP Call Option"), being the right of HP to require EDBI to sell to HP free from all liens, charges and other encumbrances and with all rights and advantages attaching thereto, the HP Option Shares at any time during the Call Option Period.

(C)     Exercise

(i) The CSM Call Option may be exercised by CSM by serving a Call Option Notice on EDBI specifying the number of CSM Option Shares CSM wishes to purchase at any time during the Call Option Period Provided that:-



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                       The Company - CSM - HP Confidential
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        (a)     the CSM Call Option may be exercised only twice in respect of all or any part of the CSM Option Shares;

        (b) the first exercise of the CSM Call Option shall be in respect of either all the CSM Option Shares; or four per cent. of the total issued ordinary shares for the time being in the capital of the Company;

        (c) the second exercise (if any) of the CSM Call Option shall be in respect of the full balance of the CSM Option Shares at that time held by EDBI;

        (d) in respect of the Option Shares allotted on the same date, CSM may exercise its right to purchase up to 9/19ths of such Option Shares but CSM must purchase the Option Shares on a "FIFO" basis, that is, the Option Shares allotted earliest must be purchased first; and

        (e) the CSM Call Option shall automatically lapse and become null and void in the event that CSM sells or otherwise transfers (other than to a Permitted Transferee or to any third party approved by EDBI in writing) any ordinary shares in the capital of the Company.

(ii) EDBI agrees that it shall, upon receiving a Call Option Notice from CSM, sell to CSM free from all liens, charges and other encumbrances and with all rights and advantages attaching thereto the number of CSM Option Shares specified in the Call Option Notice.

(iii) The HP Call Option may be exercised by HP by serving a Call Option Notice on EDBI specifying the number of HP Option Shares HP wishes to purchase at any time during the Call Option Period Provided that:-

        (a) the HP Call Option may be exercised only twice in respect of all or any part of the HP Option Shares;

        (b) the first exercise of the HP Call Option shall be in respect of either all the HP Option Shares; or five per cent. of the total issued ordinary shares for the time being in the capital of the Company;



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                       The Company - CSM - HP Confidential

        (c) the second exercise (if any) of the HP Call Option shall be in respect of the full balance of the HP Option Shares at that time held by EDBI;

        (d) in respect of the Option Shares allotted on the same date, HP may exercise its right to purchase up to 10/19ths of such Option Shares but HP must purchase the Option Shares on a "FIFO" basis, that is, the Option Shares allotted earliest must be purchased first; and

        (e) the HP Call Option shall automatically lapse and become null and void in the event that HP sells or otherwise transfers (other than to a Permitted Transferee or to any third party approved by EDBI in writing) any ordinary shares in the capital of the Company.

(iv) EDBI agrees that it shall, upon receiving a Call Option Notice from HP, sell to HP free from all liens, charges and other encumbrances and with all rights and advantages attaching thereto the number of HP Option Shares specified in the Call Option Notice.

(v) Notwithstanding any other provision of this Agreement but subject to paragraph (vi) below, the parties agree that an Option Holder ("Party A") shall have the right to require EDBI to sell to Party A (the "Party A Option") free from all liens, charges and other encumbrances and with all rights and advantages attaching thereto, any Option Shares which the other Option Holder ("Party B") has not exercised its option to acquire by the beginning of the fifth year of the Call Option Period (the "Unacquired Option Shares") on and subject to the following terms:-

        (a) if Party A wishes to exercise the Party A Option, it shall serve the Party A Notice on EDBI and Party B no earlier than the sixth month of such fifth year;

        (b) if Party B shall, prior to the expiry of the Call Option Period, serve a Call Option Notice on EDBI in respect of the Unacquired Option Shares, the Party A Option shall automatically lapse and become null and void; and

        (c) if Party B fails to serve a Call Option Notice prior to the expiry of the Call Option Period, or if Party B serves written notice on Party A and EDBI that it does not wish to acquire the Unacquired Option Shares, completion of the sale and purchase of the Unacquired Option Shares as between Party A and EDBI shall take place on the date falling 30 days from (1) the date of expiry of the Call Option Period; or (2) the date Party B notifies Party A and EDBI that it does not wish to acquire the




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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



                Unacquired Option Shares (as the case may be) but otherwise in accordance with Clause 4.

(vi) Party A shall have the right to exercise the Party A Option only upon the satisfaction of the following conditions:-

        (a) Party A has exercised it rights to purchase all the relevant Option Shares pursuant to the Option granted to it under Clause 2 (A) or Clause 2 (B) (as the case may be); and

        (b) Party A has obtained the written approval of EDBI (such approval not to be unreasonably withheld) prior to Party A serving the Party A Notice on Party B.

3.      PRICE

        The purchase price for each of the Option Shares shall be the sum equal to ****

4.      OPTION COMPLETION

(A) Completion of the sale and purchase of the relevant number of Option Shares (the "Option Completion") pursuant to the exercise of an Option shall take place at the registered office of the Company (or at such other place as the parties to such Option may agree in writing) on the date falling 30 days from the date of the Option Notice (in the case of the CSM Call Option and the HP Call Option (as the case may be)) or on the date specified in Clause 2(C)(v)(c) (in the case of the Party A Option), or such other date as the parties to such Option may agree.



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                       The Company - CSM - HP Confidential

(B)     On each Option Completion:-

        (i) EDBI shall deliver to the Option Holder a duly executed transfer form together with the relative share certificates in respect of the number of Option Shares specified in the Option Notice; and

        (ii) the Option Holder shall pay to EDBI the purchase price for the number of Option Shares specified in the Option Notice in Singapore Dollars by way of a cashier's order, bank draft drawn on a licensed bank in Singapore and made out in favour of EDBI, or wire transfer, or such other means acceptable to the Option Holder and EDBI.

(C) The restrictions on transfer of shares contained in the Joint Venture Agreement and the Articles shall not apply to the sale and transfer of Option Shares to either Option Holder pursuant to this Agreement.

5.      WARRANTIES

(A)     Warranties by EDBI

        EDBI hereby warrants and undertakes to each of the Option Holders and its successors in title (with the intent that the provisions of this sub-Clause
(A) shall continue to have full force and effect notwithstanding each Option Completion) that:-

        (i) it will not, in respect of any of the Option Shares, prior to the expiry of the Call Option Period, sell, transfer, dispose of, charge, pledge or encumber in any way its interest in that Option Share except in accordance with this Agreement;

        (ii) it is or will on each Option Completion be legally and beneficially entitled to transfer the relevant Option Shares to such Option Holder; and

        (iii) the relevant Option Shares are or will on each Option Completion be free from all and any charges, liens and other encumbrances whatsoever.



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                       The Company - CSM - HP Confidential

(B)     Warranties by Option Holder

        Each of the Option Holders hereby warrants and undertakes to EDBI and its successors in title (with the intent that the provisions of this sub-Clause
(B) shall continue to have full force and effect notwithstanding each Option Completion) that:-

        (i) it will not sell, transfer and dispose of any of the Option Shares acquired by it from EDBI pursuant to the exercise of an Option until the expiration of the Lock-Up Period as determined in paragraphs (a) and (b) of this Clause:-

                (a) in respect of the Option Shares purchased pursuant to an exercise of such Option during the first or second year of the Option Period, the Lock-Up Period shall expire on the expiry date of the moratorium on transfer of shares by CSM and HP as specified in Clause 10(A)(i) of the Joint Venture Agreement; and

                (b) in respect of the Option Shares purchased pursuant to an exercise of such Option during the third, fourth or fifth year of the Option Period, the Lock-Up Period shall expire on the date falling two years from the date of exercise of such Option in respect of such Option Shares; and

        (ii) it will ensure that the Company does not declare any dividend payments to the Shareholders during the period of six months immediately following each exercise by either of the Option Holders of its Option.

6.      PREVALENCE OF AGREEMENT

        In the event of any inconsistency or conflict between the provisions of this Agreement and the provisions of the Articles, the provisions of this Agreement shall as between the parties prevail.

7.      REMEDIES

        No failure on the part of any party to exercise and no delay on the part of any party in exercising any right hereunder will operate as a release or waiver thereof, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of it. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law.



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                       The Company - CSM - HP Confidential
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8.      COSTS

        Each party shall bear its own legal and other professional costs and expenses incurred by it in connection with this Agreement. Each Option Holder shall bear the stamp duty payable on the purchase by it of any Option Shares.

9.      SUCCESSORS AND ASSIGNS

(A)     Agreement Binding

        This Agreement shall be binding on and shall inure for the benefit of each party's successors and assigns.

(B)     Assignment

        In the event that any party (the "Transferor") transfers all of the shares held by it in the capital of the Company to its Permitted Transferee pursuant to Clause 10(D) of the Joint Venture Agreement, the Transferor shall procure that its Permitted Transferee executes in such form as may be reasonably required by and agreed between the other parties a deed of ratification and accession under which the Permitted Transferee shall agree to be bound by and shall be entitled to the benefit of this Agreement as if an original party hereto in place of the Transferor. Unless and until a Permitted Transferee executes such deed of ratification and accession, such Permitted Transferee shall not be entitled to exercise its benefits hereunder.

10.     NOTICES

        All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid registered post (by air-mail if to or from an address outside Singapore) with recorded delivery, or by facsimile transmission (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the facsimile sent immediately thereafter by prepaid registered post) addressed to the intended recipient thereof at its address or at its facsimile number set out in this Agreement (or to such other address or facsimile number as a party to this Agreement may from time to time duly notify the others in writing). Any such notice, demand or communication shall be deemed to have been duly served, if given or made by facsimile, immediately at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the



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                       The Company - CSM - HP Confidential
facsimile sent immediately thereafter by prepaid registered post) or, if given or made by letter, immediately if delivered personally or 48 hours after posting or, if given or made by air-mail, ten days after posting and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was duly addressed, stamped and posted. The addresses and facsimile numbers of the parties for the purpose of this Agreement are:-

        CSM    :      CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                      60, Woodlands Industrial Park D Street 2
                      Singapore 738406
                      Facsimile No.         :      (65) 362 2909
                      Attention             :      Legal Department

        HP     :      HEWLETT-PACKARD EUROPE B.V.
                      Startbaan 16
                      1187 XR Amstelveen
                      The Netherlands
                      Facsimile No.         :      (31)(20) 547 7755
                      Attention             :      Legal Department

                      With a copy to:- HEWLETT-PACKARD COMPANY 3000 Hanover Street MS 20 BQ Palo Alto, CA 94304
                      United States of America
                      Facsimile No.         :      (01)(415) 857 4392
                      Attention             :      General Counsel

        EDBI   :      EDB INVESTMENTS PTE LTD

                      250, North Bridge Road
                      #27-04 Raffles City Tower
                      Singapore 179101
                      Facsimile No.         :      (65) 336 2503
                      Attention             :      General Manager



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                       The Company - CSM - HP Confidential

11.     GOVERNING LAW

        This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.





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                       The Company - CSM - HP Confidential

I N W I T N E S S W H E R E O F the parties have entered into this Agreement as of the date stated above.

CSM

SIGNED by TAN BOCK SENG                            )
President & CEO                                    )
for and on behalf of                               )
CHARTERED SEMICONDUCTOR                            )
MANUFACTURING LTD                                  )
in the presence of:-                               ) /s/ Tan Book Seng
                                                     --------------------------

 /s/ Angela Hon
--------------------------
Name:  Angela Hon, Senior Manager Legal



HP

SIGNED by ALAN W. MARTY
General Manager, Integrated Circuit Business
Division                                           )
for and on behalf of                               )
HEWLETT-PACKARD EUROPE B.V.                        )
in the presence of:-                               ) /s/ Alan W. Marty
                                                    ---------------------------

 /s/ Christine Chua
--------------------------
Name:  Christine Chua, Senior Attorney



EDBI

SIGNED by LIOW VOON KHEONG                         )
General Manager                                    )
for and on behalf of                               )
EDB INVESTMENTS PTE LTD                            )
in the presence of:-                               ) /s/ Liow Voon Kheong
                                                     --------------------------

 /s/ Terence Teo Keng Yu
--------------------------
Name:  Terence Teo Keng Yu




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                       The Company - CSM - HP Confidential

                               A P P E N D I X  A

                               CALL OPTION NOTICE



To      :      EDB Investments Pte Ltd

From    :      [NAME OF OPTION HOLDER]

We refer to the Option Agreement (the "Option Agreement") dated [ ], 1997 made between us. Terms defined in the Option Agreement have the same meaning herein. We hereby give you notice that we require you to sell to us in accordance with the terms and conditions of the Option Agreement, [SPECIFY NUMBER] of the Option Shares, such sale to be completed on the date specified in Clause 4(A) of the Option Agreement.

Yours faithfully
for and on behalf of
[NAME OF OPTION HOLDER]

By      :      ___________________

Name    :      ___________________

Title   :      ___________________




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                       The Company - CSM - HP Confidential
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                               A P P E N D I X  B

                                 PARTY A NOTICE



To      :      (1)    EDB Investments Pte Ltd

               (2)    [NAME OF PARTY B]

From    :      [NAME OF PARTY A]


We refer to the Option Agreement (the "Option Agreement") dated [ ], 1997 made between us. Terms defined in the Option Agreement have the same meaning herein. If [NAME OF PARTY B] does not, prior to the expiry of the Call Option Period, serve a Call Option Notice on EDBI in respect of the Unacquired Option Shares, we hereby give you notice that we require EDBI to sell to us in accordance with the terms and conditions of the Option Agreement, the Unacquired Option Shares, such sale to be completed on the date specified in Clause 2(C)(v)(c) of the Option Agreement.

Yours faithfully
for and on behalf of
[NAME OF PARTY A]




By      :      ___________________

Name    :      ___________________

Title   :      ___________________








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